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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                              SEPTEMBER 22, 1997
                       (Date of Earliest Reported Event)




                           AMERAC ENERGY CORPORATION
       (Exact Name of Small Business Issuer as Specified in Its Charter)


                                   DELAWARE
                        (State or Other Jurisdiction of
                        Incorporation or Organization)


COMMISSION FILE NUMBER 1-9933                              75-2181442
                                                         (I.R.S. Employer
                                                        Identification No.)


                          1201 LOUISIANA, SUITE 3350
                           HOUSTON, TEXAS 77002-5609
                   (Address of Principal Executive Offices)


                                (713) 308-5250
               (Issuer's Telephone Number, Including Area Code)


                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


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                           AMERAC ENERGY CORPORATION


ITEM 5.  OTHER EVENTS.


     On September 22, 1997, Amerac Energy Corporation (the "Company") issued a press release announcing that its Board of Directors had authorized the initiation of discussions with a select group of companies regarding a possible strategic merger or similar business combination. The Company also announced that it was revising upward its proved undeveloped reserves in the Golden Trend Field in Garvin County, Oklahoma. Filed herewith is such press release.


FORWARD-LOOKING STATEMENTS

     When included in this report, the words "expects," "intends," "plans," "anticipates," "estimates," and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, among others, general economic and business conditions, changes in foreign and domestic oil and gas exploration and production activity, information regarding oil and gas reserves, future drilling and operations, future production of oil and gas, future net cash flows, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, and various other matters, many of which are beyond the Company's control. These forward-looking statements speak only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any changes in the Company's expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.


     Without limiting the foregoing, there are numerous uncertainties inherent in estimating natural gas and oil reserves and their estimated values, including many factors beyond the control of the Company. The reserve data set forth in this report represents only estimates. Reservoir engineering is a subjective process of estimating underground accumulations of natural gas and oil that cannot be measured in an exact manner. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geologic interpretation and judgment. As a result, estimates of different engineers, including those used by the Company, may vary. In addition, estimates of reserves are subject to revision based upon actual production, results of future development and exploration activities, prevailing natural gas and oil prices, operating costs and other factors. The revisions may be material. Accordingly, reserve estimates are often different from the quantities of natural gas and oil that are ultimately recovered and are highly dependent upon the accuracy of the assumptions upon which they are based.


     Estimates with respect to proved reserves that may be developed and produced in the future are often based upon volumetric calculations and upon analogy to similar types of reserves rather than actual production history. Estimates based on these methods are generally less reliable than those based on actual production history. Subsequent evaluation of the same reserves based upon production history will result in variations in the estimated reserves that may be substantial.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit Number    Description
          --------------    -----------
              20.1          Press Release of September 22, 1997.

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                                  SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AMERAC ENERGY CORPORATION
                                               (Registrant)


                                        By:/s/ Jeffrey B. Robinson
                                           -------------------------------------
Date:  September 24, 1997                      Jeffrey B. Robinson
                                           President and Chief Executive Officer

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                                 EXHIBIT INDEX


Exhibit Number    Description
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    20.1          Press Release of September 22, 1997.

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